UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05689
Morgan Stanley Municipal Premium Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: May 31, 2010
Date of reporting period: November 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Municipal Premium Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended November 30, 2009

Market Conditions

The municipal bond market continued to perform strongly throughout the six-month reporting period, and has done so with less volatility than has been seen in the taxable market. Robust demand for municipal bonds, coupled with a strengthening economy and improving credit conditions, helped support the market and sustain the rally that had begun in early 2009.

Renewed investor risk appetite led the higher yielding, lower quality segment of the market to outperform the investment grade segment for the reporting period, a dramatic reversal from just one year ago when extreme risk aversion led the high yield segment to underperform. For the six-month period ended November 30, 2009, the investment grade municipal bond market returned 4.75 percent, as measured by the Barclays Capital Municipal Bond Index, while the high yield municipal market returned 11.81 percent, as measured by the Barclays Capital High Yield Municipal Bond Index. With regard to the municipal yield curve, the long end of the curve dramatically outperformed as long bonds, or those with maturities of 22 years or more, outpaced 10-year issues by nearly 300 basis points for the overall period.

Although the total new issue supply of municipal bonds began to increase during the reporting period, the supply of tax-exempt municipal bonds year-to-date through November 30 declined by roughly 8 percent versus the same period in 2008. The decline is due to the increasing issuance of taxable Build America Bonds, which has been displacing that of traditional tax-exempt issues.

While many states are currently facing budgetary challenges, California has perhaps received more press than most. The state still benefits from its large and diverse economic base and above-average wealth levels. However, its large exposure to the housing crisis, falling tax revenues and recent budgetary shortfalls pose considerable challenges. Although the rating agencies have downgraded the state’s credit rating and the market has reacted accordingly, the negative impact has been tempered somewhat by the increasing issuance of taxable Build America Bonds and the continued decrease in supply of tax-exempt debt. It should also be noted that while the Fund has a relatively higher allocation to California municipal bonds, these holdings are concentrated in high quality, essential services sectors that tend to be less economically-sensitive.

Performance Analysis

For the six-month period ended November 30, 2009, the net asset value (NAV) of Morgan Stanley Municipal Premium Income Trust (PIA) increased from $7.72 to $8.13 per share. Based on the NAV change plus reinvestment of tax-free dividends totaling $0.27 per share, the Fund’s total NAV return was 9.12 percent. PIA’s value on the New York Stock Exchange (NYSE) moved from $7.36 to $7.94 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was 11.79 percent. PIA’s NYSE market price was at a 2.34 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for December 2009 were unchanged at $0.045 per share. The dividend reflects the current level of the Fund’s net investment income. PIA’s level of undistributed net investment income was $0.120 per share on November 30, 2009 versus $0.115 per share six months earlier.1

The Fund’s longer-dated municipal bonds contributed to returns as spreads on these issues have tightened substantially, leading to their outperformance of shorter-dated issues. Holdings in essential services sectors also enhanced returns during the period as these issues have performed relatively well. However, the Fund’s focus on higher quality, investment grade municipal securities detracted somewhat from performance as the lower quality segment of the market has outperformed over the past several months.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

The Fund may also take action to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 11/30/09
General Obligation	16.3%
Hospital	13.9
Transportation	9.5
Other Revenue	8.3
Water/Sewer	7.8

LONG-TERM CREDIT ANALYSIS
as of 11/30/09
Aaa/AAA	16.2%
Aa/AA	37.6
A/A	26.8
Baa/BBB	13.8
Ba/BB or Less	0.8
Non-Rated	4.8

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 11/30/09
New York	25.7%
California	20.4
Florida	17.0
Texas	12.4
Washington	10.3
Illinois	8.5
Arizona	8.5
New Jersey	6.7
Georgia	6.3
Colorado	5.7
Louisiana	4.7
Nevada	3.8
District of Columbia	3.2
Tennessee	2.7
Alabama	2.7
Iowa	2.6
South Carolina	2.5
Kentucky	2.5
Maryland	2.4%
Indiana	2.3
Rhode Island	2.3
Missouri	2.2
Michigan	2.0
Ohio	2.0
Pennsylvania	1.8
Idaho	1.0
Alaska	1.0
Virginia	0.6
Arkansas	0.6
Puerto Rico	0.5
Oregon	0.3
Kansas	0.3
New Hampshire	0.2
Minnesota	0.2

Total Long-Term Investments†	165.9
Short-Term Investments	6.4
Other Assets in Excess of Liabilities	2.4
Floating Rate Note and Dealer Trusts Obligations	(24.9)
Preferred Shares of Beneficial Interest	(49.8)

Net Assets Applicable to Common Shareholders	100.0%

† Does not include open long/short futures contracts with an underlying face amount of $26,795,407 with net unrealized depreciation of $93,833.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and long-term credit analysis are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets applicable to common shareholders. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the management fee was lower than the peer group average, the total expense ratio was higher but close to the peer group average.

After discussion, the Board concluded that the Fund’s management fee and total expense ratio were competitive with the peer group average, and the performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Tax-Exempt Municipal Bonds (165.9%)
	Alabama (2.7%)
$1,000	County of Jefferson, School Ser 2004 A	5	.50%	01/01/22	$843,420
2,500	University of Alabama, Ser 2004 A (NATL-RE Insd)	5.25		07/01/20	2,764,100

					3,607,520

	Alaska (1.0%)
2,000	Northern Tobacco Securitization Corp., Asset Backed Ser 2006 A	5.00		06/01/46	1,304,260

	Arizona (8.5%)
1,795	Glendale Industrial Development Authority, John C Lincoln Health Ser 2005 B	5.00		12/01/37	1,557,324
300	Maricopa County Pollution Control Corp., Ser 2009 A	6.00		05/01/29	313,200
1,335	Pima County Industrial Development Authority, Tucson Electric Power Co Refg Ser 1988 A (FSA Insd)	7.25		07/15/10	1,342,476
8,000	Salt River Project Agricultural Improvement & Power District, Ser 2002 B (a)	5.00		01/01/26	8,293,320

					11,506,320

	Arkansas (0.6%)
1,000	County of Washington, Washington Regional Medical Center Ser 2005 A	5.00		02/01/35	870,890

	California (20.4%)
2,000	California Infrastructure & Economic Development Bank, The Scripps Research Institute Ser 2005 A	5.00		07/01/29	2,057,780
1,000	California Statewide Communities Development Authority, Huntington Memorial Hospital Ser 2005	5.00		07/01/27	991,870
2,000	Camarillo Public Finance Authority, Wastewater Ser 2005 (AMBAC Insd)	5.00		06/01/36	1,931,660
460	City & County of San Francisco, Laguna Refg Ser R-3 (AGC Insd) (a)	5.00		06/15/28	472,590
2,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2005 A	5.00		06/01/45	1,654,740
1,775	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2007 A-1	5.75		06/01/47	1,283,112
1,000	Kern County Board of Education, Refg Ser 2006 A (COPs) (NATL-RE Insd)	5.00		06/01/31	996,080
3,000	Los Angeles Department of Water & Power, 2004 Ser C (NATL-RE Insd) (a)	5.00		07/01/25	3,139,628
3,000	Oxnard Financing Authority, Redwood Trunk Sewer & Headworks Ser 2004 A (NATL-RE & FGIC Insd)	5.00		06/01/29	3,010,770
1,000	Port of Oakland, Ser 2002 L (AMT) (NATL-RE & FGIC Insd)	5.00		11/01/21	994,900
10,420	San Bernardino Community College District, Election 2008 Ser B (b)	0.00		08/01/44	1,050,128
3,000	San Diego County Water Authority, Ser 2004 A (COPs) (FSA Insd) (a)	5.00		05/01/29	3,048,255
2,500	State of California, Ser 2004 A	5.00		07/01/16	2,594,575
3,000	State of California, Various Purpose dtd 12/01/05	5.00		03/01/27	2,952,090
600	Twin Rivers Unified School District, Ser 2009 (BANs) (b)	0.00		04/01/14	491,886
4,650	William S. Hart Union High School District, Ser 2009 A (b)	0.00		08/01/32	1,018,954

					27,689,018

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Colorado (5.7%)
$2,040	City of Fort Collins, Ser 2004 A COPs (AMBAC Insd)	5.375%	06/01/21	$2,175,477
2,155	City of Fort Collins, Ser 2004 A COPs (AMBAC Insd)	5.375	06/01/22	2,290,959
1,500	Colorado Health Facilities Authority, Adventist/Sunbelt Ser 2006 D	5.00	07/01/39	1,435,245
15	Colorado Housing & Finance Authority, Ser 1997 A-2 (AMT)	7.25	05/01/27	15,284
2,000	Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00	12/01/30	1,699,460
125	Public Authority for Colorado Energy, Natural Gas Ser 2008	6.25	11/15/28	125,881

				7,742,306

	District of Columbia (3.2%)
380	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/26	403,440
380	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/27	403,439
760	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/28	806,879
3,000	District of Columbia Ballpark, Ser 2006 B-1 (NATL-RE & FGIC Insd)	5.00	02/01/31	2,709,300

				4,323,058

	Florida (17.0%)
2,000	Broward County Educational Facilities Authority, Nova Southeastern University Ser 2006 (AGC Insd)	5.00	04/01/31	2,016,060
650	County of Miami-Dade, Miami Int’l Airport Ser 2009 A (AGC Insd)	5.00	10/01/25	688,285
2,500	County of Miami-Dade, Miami Int’l Airport, Ser 2000 B (NATL-RE & FGIC Insd)	5.75	10/01/24	2,553,425
830	County of Miami-Dade, Public Improvement Bonds Ser DD (AMBAC Insd)	7.75	10/01/15	1,057,553
2,460	JEA, Water & Sewer Sub-Second Crossover Ser (NATL-RE Insd)	5.00	10/01/24	2,551,192
5,000	Orlando Utilities Commission, Water & Electric Ser 2001	5.00	10/01/22	5,321,700
600	Palm Beach County Solid Waste Authority, Ser 2009 (BHAC Insd)	5.50	10/01/23	677,772
8,000	South Miami Health Facilities Authority, Baptist Health South Florida Ser 2007	5.00	08/15/42	7,452,560
1,000	St Johns County Industrial Development Authority, Glenmoor Ser 2006 A	5.25	01/01/26	766,210

				23,084,757

	Georgia (6.3%)
3,000	City of Atlanta, Water & Wastewater Ser 1999 A (NATL-RE & FGIC Insd)	5.50	11/01/22	3,161,550
2,000	Georgia State Road & Tollway Authority, Ser 2003	5.00	10/01/22	2,134,120
3,000	Georgia State Road & Tollway Authority, Ser 2003	5.00	10/01/23	3,191,340

				8,487,010

	Idaho (1.0%)
1,240	Idaho Housing & Finance Association, Federal Highway Trust, Ser 2008 A (AGC Insd)	5.25	07/15/24	1,364,322

	Illinois (8.5%)
2,500	Chicago Park District, 2004 Ser A (AMBAC Insd)	5.00	01/01/28	2,571,000
4,000	City of Chicago, O’Hare Int’l Airport 3rd Lien Ser 2005 A (NATL-RE Insd)	5.25	01/01/26	4,160,160
3,300	City of Chicago, Project & Refg Ser 2007 A (FGIC & FSA Insd) (CR) (a)	5.00	01/01/37	3,302,299
700	City of Chicago, Refg Ser 1996 A-2 (AMBAC Insd)	5.50	01/01/18	788,018

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$295	Illinois Finance Authority, Rush University Medical Center Obligated Group Ser 2009 A	7	.25%	11/01/38	$327,261
380	Illinois Finance Authority, Ser 2009 B	5.00		08/15/16	412,851

					11,561,589

	Indiana (2.3%)
3,000	Indiana Health & Educational Facilities Financing Authority, Clarian Health Ser 2006 A	5.25		02/15/40	2,777,850
375	Rockport, Indian Michigan Power Company Project Refg Ser 2009 B	6.25		06/01/25	414,990

					3,192,840

	Iowa (2.6%)
975	State of Iowa, IJOBS Program Ser 2009 A (a)	5.00		06/01/25	1,061,835
730	State of Iowa, IJOBS Program Ser 2009 A (a)	5.00		06/01/26	790,315
2,250	Tobacco Settlement Authority of Iowa, Ser 2005 C	5.50		06/01/42	1,615,568

					3,467,718

	Kansas (0.3%)
335	Kansas Development Finance Authority Hospital Revenue, Adventist Health System Sunbelt Obligated Group Ser 2009 C	5.50		11/15/29	346,675

	Kentucky (2.5%)
3,215	Louisville & Jefferson County Metropolitan Sewer District, Ser 2001 A (NATL-RE Insd)	5.375		05/15/22	3,439,086

	Louisiana (4.7%)
750	Louisiana Offshore Terminal Authority, Deepwater Port Ser 2007 B-2	4.30		10/01/37	764,977
1,500	Louisiana Public Facilities Authority, Baton Rouge General Medical Center – FHA Insured Mtge Ser 2004 (NATL-RE Insd)	5.25		07/01/33	1,474,035
2,000	Louisiana Public Facilities Authority, Ochsner Clinic Ser 2002 (c)	5.50		05/15/26 (d)	2,328,780
2,000	Parish of St John Baptist, Marathon Oil Corp. Ser 2007 A	5.125		06/01/37	1,755,980

					6,323,772

	Maryland (2.4%)
505	County of Baltimore, Oak Crest Village Ser 2007 A	5.00		01/01/37	460,373
2,000	Maryland Community Development Administration, Ser 2006 P (AMT)	4.625		09/01/31	1,888,420
960	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community 2006 Ser B	5.00		01/01/17	874,618

					3,223,411

	Michigan (2.0%)
1,145	Detroit City School District, School Building and Site Improvement, Refg Ser 2005 A (FSA Insd)	5.00		05/01/12	1,228,447

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$625	Michigan State Hospital Finance Authority, Henry Ford Health Refg Ser 2006 A	5	.25%	11/15/46	$534,950
870	Wayne State University, Refg Ser 2008 (FSA Insd)	5.00		11/15/25	924,236

					2,687,633

	Minnesota (0.2%)
290	Minnesota Housing Finance Agency, Rental 1995 Ser D (NATL-RE Insd)	6.00		02/01/22	290,319

	Missouri (2.2%)
1,465	City of Fenton, Gravois Bluffs Refg Ser 2006	4.50		04/01/21	1,426,837
1,340	Missouri State Health & Educational Facilities Authority, Baptist Medical Center Refg Ser 1989 (ETM)	7.625		07/01/18	1,565,307

					2,992,144

	Nevada (3.8%)
290	Las Vegas Redevelopment Agency, Tax Increment Ser 2009 A	6.25		06/15/16	322,465
3,000	Las Vegas Valley Water District, Improvement and Refg Ser 2003 A (NATL-RE & FGIC Insd)	5.25		06/01/22	3,099,030
1,600	State of Nevada, Capital Improvement & Cultural Affairs Ser 2008 C (FSA Insd) (a)	5.00		06/01/26	1,679,387

					5,100,882

	New Hampshire (0.2%)
295	New Hampshire Business Finance Authority, Ser 2009 (AMT)	7.125		07/01/27	314,777

	New Jersey (6.7%)
3,000	City of Newark, Ser 2009 E (BANs)	3.25		04/14/10	3,025,260
1,500	New Jersey State Turnpike Authority, Ser 2003 A (AMBAC Insd)	5.00		01/01/30	1,513,650
2,000	Passaic Valley Sewage Commissioners, Ser F (NATL-RE & FGIC Insd)	5.00		12/01/19	2,013,320
3,000	Tobacco Settlement Financing Corp., Ser 2007-1 A	4.625		06/01/26	2,448,900
3,000	Tobacco Settlement Financing Corp., Ser 2007-1 B (b)	0.00		06/01/41	151,320

					9,152,450

	New York (25.7%)
1,440	City of New York, 2009 Subser A-1 (a)	5.25		08/15/27	1,540,017
1,440	City of New York, 2009 Subser A-1 (a)	5.25		08/15/28	1,540,018
3,000	Long Island Power Authority, Ser 2004 A (AMBAC Insd)	5.00		09/01/34	3,032,640
3,000	Metropolitan Transportation Authority, State Service Contract Refg Ser 2002 B (NATL-RE Insd)	5.50		07/01/20	3,139,440
2,000	New York City Industrial Development Agency, 7 World Trade Center, LLC Ser 2005 A	6.25		03/01/15	1,982,860
2,000	New York City Industrial Development Agency, Yankee Stadium Ser 2006 (FGIC Insd)	5.00		03/01/46	1,794,340
935	New York City Transitional Finance Authority, 2010 Subser A-1 (a)	5.00		05/01/28	999,532
745	New York City Transitional Finance Authority, 2010 Subser A-1 (a)	5.00		05/01/29	796,419
745	New York City Transitional Finance Authority, 2010 Subser A-1 (a)	5.00		05/01/30	796,419

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$6,085	New York State Dormitory Authority, Cornell University – Ser 2009 A (a)	5	.00%	07/01/35	$6,293,481
1,995	New York State Dormitory Authority, Montefiore Hospital – FHA Insured Mtge Ser 2004 (FGIC Insd)	5.00		08/01/29	2,029,374
505	New York State Dormitory Authority, New York University (AMBAC Insd)	5.50		05/15/29	554,773
1,110	New York State Dormitory Authority, Ser B	6.00		11/15/23	1,223,187
940	New York State Thruway Authority, Personal Income Tax Transportation Ser 2009 A	5.00		03/15/25	1,026,640
1,500	The City of New York, Tax-Exempt Bonds, Subseries H-1	5.00		03/01/16	1,684,995
3,000	Triborough Bridge & Tunnel Authority, Refg Ser 2002 B	5.25		11/15/19	3,291,570
2,850	Trust for Cultural Resources, The Museum of Modern Art, Refg Ser 2008-1 A (a)	5.00		04/01/26	3,089,952

					34,815,657

	Ohio (2.0%)
2,400	American Municipal Power-Ohio Inc, Prairie State Energy Campus Ser 2008 A (AGC Insd) (a)	5.25		02/15/33	2,482,786
190	Ohio State Water Development Authority, Ser 2009 A	5.875		06/01/33	201,980

					2,684,766

	Oregon (0.3%)
315	Oregon State Department of Administrative Services, Ser 2009 A	5.25		04/01/24	354,822

	Pennsylvania (1.8%)
2,000	Allegheny County Hospital Development Authority, West Penn Allegheny Health Ser 2007 A	5.375		11/15/40	1,427,480
1,000	City of Philadelphia, Gas Works Eighteenth Ser (AGC Insd)	5.25		08/01/20	1,065,510

					2,492,990

	Puerto Rico (0.5%)
630	Puerto Rico Sales Tax Financing Corp., Ser 2009 A	5.00		08/01/39	655,124

	Rhode Island (2.3%)
3,000	Rhode Island Economic Development Corp., Airport 2005 Ser C (NATL-RE Insd)	5.00		07/01/28	3,062,850

	South Carolina (2.5%)
3,000	Charleston County School District Development Corp., Ser 2004 A	5.00		02/01/22	3,250,170
165	County of Richland, Environmental Improvement, Paper Co. Ser 2007 A	4.60		09/01/12	166,817
35	Lexington County Health Services District, Inc., Ser 2007 A	5.00		11/01/16	37,657

					3,454,644

	Tennessee (2.7%)
3,000	Johnson City Health & Educational Facilities Board, Mountain States Health Alliance Ser 2006 A	5.50		07/01/36	2,890,380
735	Tennessee Energy Acquisition Corp., Ser 2006 A	5.25		09/01/19	724,475

					3,614,855

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON			MATURITY
THOUSANDS		RATE			DATE	VALUE
	Texas (12.4%)
$555	Bexar County, Health Facilities Development Corp.	5	.00%		07/01/27	$482,112
735	Bexar County, Health Facilities Development Corp.	5.00			07/01/33	597,555
580	Bexar County, Helath Facilities Development Corp.	5.00			07/01/37	459,122
1,000	City of Arlington, Special Tax Ser 2009	5.00			08/15/28	1,015,420
5,000	City of Austin, Water & Wastewater Refg Ser 2001 A & B (FSA Insd) (a)	5.125			05/15/27	5,059,636
2,320	City of Houston, Combined Utility First Lien Refg 2004 Ser A (NATL-RE & FGIC Insd)	5.25			05/15/23	2,459,571
1,000	Lubbock Health Facilities Development Corp., Carillon Senior Life Care Ser 2005 A	6.625			07/01/36	873,270
1,000	North Texas Tollway Authority, First Tier Put, Ref Refg Ser 2008L-2	6.00			01/01/38	1,087,150
4,100	North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd) (b)	0.00			01/01/28	1,483,626
1,000	Tarrant County Cultural Education Facilities Finance Corp., Air Force Village II Inc Ser 2007	5.125			05/15/37	822,760
2,400	University of Houston, Ser 2008 (FSA Insd) (a)	5.00			02/15/33	2,451,688

						16,791,910

	Virginia (0.6%)
1,000	Fairfax County Economic Development Authority, Goodwin House, Inc. Ser 2007	5.125			10/01/42	875,020

	Washington (10.3%)
2,400	Goat Hill Properties, Governmental Office Ser 2005 (NATL-RE Insd)	5.00			12/01/33	2,428,560
1,930	Grant County Public Utility District No. 2 Priest Rapids, Wanapum Hydroelectric 2005 Ser A (NATL-RE & FGIC Insd)	5.00			01/01/34	1,943,684
2,835	Port of Seattle, Passenger Facility Ser 1998 A (NATL-RE Insd)	5.00			12/01/23	2,845,433
2,120	State of Washington, Motor Vehicle Fuel Tax, Ser 2004 F (AMBAC Insd) (b)	0.00			12/01/29	828,941
1,710	State of Washington, Various Purpose Ser 2010 A (a)	5.00			08/01/29	1,831,081
1,795	State of Washington, Various Purpose Ser 2010 A (a)	5.00			08/01/30	1,922,099
2,000	Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Ser 2008	7.375			03/01/38	2,198,800

						13,998,598

	Total Tax-Exempt Municipal Bonds (Cost $224,922,369)					224,873,993

	Short-Term Tax-Exempt Municipal Obligations (6.4%)
	Colorado (0.5%)
700	Colorado Educational & Cultural Facilities Authority, Ser 2005 A (Demand 12/01/09)	0.24		(e)	09/01/35	700,000

	Illinois (3.8%)
4,800	City of Chicago (Demand 12/01/09)	0.19		(e)	01/01/34	4,800,000
400	Illinois Finance Authority, Northwestern Memorial Hospital Revenue Bonds, Ser 2002 C (Demand 12/01/09)	0.19		(e)	08/15/32	400,000

						5,200,000

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	North Carolina (0.6%)
$770	North Carolina Medical Care Commission, Ser 1991 B (Demand 12/01/09)	0.21%	(e)	10/01/13	$770,000

	Ohio (1.5%)
2,000	State of Ohio Higher Educational Facility Revenue Refg Bonds, Case Western Reserve University Project, Ser 2008 B-2 (Demand 12/01/09)	0.21	(e)	12/01/44	2,000,000

	Total Short-Term Tax-Exempt Municipal Obligations (Cost $8,670,000)				8,670,000

	Total Investments (Cost $233,592,369) (f) (g)			172.3%	233,543,993
	Other Assets in Excess of Liabilities			2.4	3,294,873
	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held
	Notes with interest rates ranging from 0.21% to 0.32% at November 30, 2009 and contractual maturities of collateral ranging from 06/01/25 to 01/01/37
	(See Note 1D) (h)			(24.9)	(33,804,000)
	Preferred Shares of Beneficial Interest			(49.8)	(67,500,000)

	Net Assets Applicable to Common Shareholders			100.0%	$135,534,866

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	Alternative Minimum Tax.
BANs	Bond Anticipation Notes.
COPs	Certificates of Participation.
CR	Custodial Receipts.
ETM	Escrowed to Maturity.
(a)	Underlying security related to inverse floater entered into by the Fund (See Note 1D).
(b)	Capital appreciation bond.
(c)	A portion of this security has been physically segregated in connection with open futures contracts.
(d)	Prefunded to call date shown.
(e)	Current coupon of variable rate demand obligation.
(f)	Securities have been designated as collateral in connection with open futures contracts and inverse floating rate municipal obligations.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,868,847 and the aggregate gross unrealized depreciation is $6,917,223 resulting in net unrealized depreciation of $48,376.
(h)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at November 30, 2009.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
NATL-RE	National Public Finance Guarantee Corporation.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

Futures Contracts Open at November 30, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
66	Long	U.S. Treasury Notes 10 Year, March 2010	$7,915,875	$88,588
32	Short	U.S. Treasury Notes 5 Year, March 2010	(3,752,500)	(26,513)
30	Short	U.S. Treasury Notes 2 Year, March 2010	(6,536,719)	(13,694)
70	Short	U.S. Treasury Bonds 30 Year, March 2010	(8,590,313)	(142,214)

		Net Unrealized Depreciation		$(93,833)

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements

Statement of Assets and Liabilities
November 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $233,592,369)	$233,543,993
Cash	14,255
Interest receivable	3,472,748
Prepaid expenses and other assets	46,106

Total Assets	237,077,102

Liabilities:
Floating rate note and dealer trusts obligations	33,804,000
Payable for:
Investment advisory fee	80,160
Administration fee	16,032
Variation margin	15,277
Transfer agent fee	2,636
Accrued expenses and other payables	124,131

Total Liabilities	34,042,236

Preferred shares of beneficial interest, (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 675 shares outstanding)	67,500,000

Net Assets Applicable to Common Shareholders	$135,534,866

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 16,666,877 shares outstanding)	$158,044,946
Net unrealized depreciation	(142,209)
Accumulated undistributed net investment income	2,006,757
Accumulated net realized loss	(24,374,628)

Net Assets Applicable to Common Shareholders	$135,534,866

Net Asset Value Per Common Share ($135,534,866 divided by 16,666,877 common shares outstanding)	$8.13

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements continued

Statement of Operations
For the six months ended November 30, 2009 (unaudited)

Net Investment Income:
Interest Income	$5,541,040

Expenses
Investment advisory fee	465,150
Interest and residual trust expenses	138,997
Administration fee	93,030
Auction commission fees	56,078
Professional fees	24,616
Shareholder reports and notices	21,953
Auction agent fees	18,737
Listing fees	12,265
Transfer agent fees and expenses	6,778
Trustees’ fees and expenses	6,112
Custodian fees	4,265
Other	29,577

Total Expenses	877,558

Net Investment Income	4,663,482

Realized and Unrealized Gain (Loss):
Realized Loss on:
Investments	(1,455,067)
Futures contracts	(641,977)

Net Realized Loss	(2,097,044)

Change in Unrealized Appreciation/Depreciation on:
Investments	8,873,045
Futures contracts	(13,875)

Net Change in Unrealized Appreciation/Depreciation	8,859,170

Net Gain	6,762,126

Dividends to preferred shareholders from net investment income	(68,867)

Net Increase	$11,356,741

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	NOVEMBER 30, 2009	MAY 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,663,482	$10,285,535
Net realized loss	(2,097,044)	(19,432,556)
Net change in unrealized appreciation/depreciation	8,859,170	(7,148,955)
Dividends to preferred shareholders from net investment income	(68,867)	(1,015,865)

Net Increase (Decrease)	11,356,741	(17,311,841)

Dividends to common shareholders from net investment income	(4,500,058)	(8,376,366)
Decrease from transactions in common shares of beneficial interest	—	(63,438)

Net Increase (Decrease)	6,856,683	(25,751,645)
Net Assets Applicable to Common Shareholders
Beginning of period	128,678,183	154,429,828

End of Period
(Including accumulated undistributed net investment income of $2,006,757 and $1,912,200, respectively)	$135,534,866	$128,678,183

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements continued

Statement of Cash Flows
For the six months ended November 30, 2009 (unaudited)

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net increase in net assets from operations (including preferred share dividends)	$11,356,741

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized loss on investments	1,455,067
Net change in unrealized appreciation/depreciation on investments	(8,873,045)
Amortization of premium	329,988
Accretion of discount	(175,080)
Cost of purchases of investments	(24,240,405)
Proceeds from sales of investments	15,559,008
Net sale of short-term investments	6,765,000
Increase in interest receivables and other assets	(9,560)
Decrease in accrued expenses and other payables	(111,251)

Total Adjustments	(9,300,278)

Net Cash Provided by Operating Activities	2,056,463

Cash Flows Used for Financing Activities:
Retired preferred shares	(9,000,000)
Dividends paid to common shareholders	(4,500,058)
Proceeds from floating rate note and dealer trusts obligations	11,355,000

Net Cash Used for Financing Activities	(2,145,058)

Net Decrease in Cash	(88,595)
Cash at Beginning of Period	102,850

Cash at End of Period	$14,255

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$138,997

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Municipal Premium Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Fund that the Board approve, among other things, a new investment advisory agreement with an affiliate of Invesco. If approved by the Fund’s Board, the new agreement would be submitted to the Fund’s shareholders for their approval.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to represent the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest income” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At November 30, 2009, the Fund’s investments with a value of $52,204,515 are held by the Dealer Trusts and serve as collateral for the $33,804,000 in floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

floating rate note and dealer trusts obligations and interest rates in effect at November 30, 2009 are presented in the Portfolio of Investments.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended May 31, 2009 remains subject to examination by taxing authorities.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

G. Interest Rate Swaps — Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through January 22, 2010, the date of issuance of these financial statements.
2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT NOVEMBER 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Tax-Exempt Municipal Bonds	$224,873,993	—	$224,873,993	—
Short-Term Tax-Exempt Municipal Obligations	8,670,000	—	8,670,000	—
Futures	88,588	$88,588	—	—

Total	$233,632,581	$88,588	$233,543,993	—

Liabilities:
Futures	$(182,421)	$(182,421)	—	—

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures  To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

Transactions in futures contracts for the six months ended November 30, 2009, were as follows:

NUMBER OF
CONTRACTS
Futures, outstanding at beginning of the period	109
Futures opened	961
Futures closed	(872)

Futures, outstanding at end of the period	198

Interest Rate Swaps  The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

There were no transactions in interest rate swaps for the six months ended November 30, 2009.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of November 30, 2009.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$88,588†	Variation margin	$(182,421	)†

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended November 30, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES
Interest Rate Risk	$(641,977)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES
Interest Rate Risk	$(13,875)

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

of 0.40% to the Fund’s average weekly net assets including current preferred shares and floating rate note and dealer trusts obligations that the Fund entered into to retire outstanding preferred shares of the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets including current preferred shares and floating rate note and dealer trusts obligations that the Fund entered into to retire outstanding preferred shares of the Fund.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2009 aggregated $23,063,033 and $15,423,585, respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended November 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,990. At November 30, 2009, the Fund had an accrued pension liability of $59,375, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Preferred Shares of Beneficial Interest
The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Fund has issued Series A through E Auction Rate

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

Preferred Shares (“preferred shares”) which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

		AMOUNT IN		RESET	RANGE OF
SERIES	SHARES+	THOUSANDS+	RATE+	DATE	DIVIDEND RATES++
A	135	$13,500	0.132%	12/02/09	0.099% – 0.385%
B	135	13,500	0.132	12/02/09	0.099 – 0.385
C	135	13,500	0.132	12/02/09	0.099 – 0.385
D	135	13,500	0.132	12/02/09	0.099 – 0.385
E	135	13,500	0.132	12/02/09	0.099 – 0.385

+	As of November 30, 2009.
++	For the period ended November 30, 2009.

Subsequent to November 30, 2009 and up through January 8, 2010, the Fund paid dividends to each of the Series A through E at rates ranging from 0.077% to 0.154% in the aggregate amount of $9,538.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

The Fund entered into additional floating rate note and dealer trusts obligations as an alternative form of leverage in order to redeem and to retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	SHARES	VALUE
Outstanding at May 31, 2008	1,000	$100,000,000
Shares retired	(235)	(23,500,000)

Outstanding at May 31, 2009	765	76,500,000
Shares retired	(90)	(9,000,000)

Outstanding at November 30, 2009	675	$67,500,000

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

7. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, May 31, 2008	16,675,879	$166,759	$157,941,625
Shares repurchased (weighted average discount 15.14%)+	(9,002)	(90)	(63,348)

Balance, May 31, 2009	16,666,877	166,669	157,878,277
Shares repurchased	—	—	—

Balance, November 30, 2009	16,666,877	$166,669	$157,878,277

The Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares purchased.
8. Dividends to Common Shareholders
The Fund declared the following dividends from net investment income subsequent to November 30, 2009.

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE
December 8, 2009	$0.045	December 18, 2009	December 24, 2009
January 12, 2010	0.045	January 22, 2010	January 29, 2010
9. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the six months ended November 30, 2009, the Fund did not have an expense offset.
10. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Fund’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
11. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of May 31, 2009, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), book amortization of discounts on debt securities, and mark-to-market of open futures contracts.
12. Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board issued new guidance related to Transfers and Servicing. The new guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The new guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009 and earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date. The impact of this new guidance on the Fund’s financial statements, if any, is currently being assessed.

Morgan Stanley Municipal Premium Income Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED	FOR THE YEAR ENDED MAY 31,
	NOVEMBER 30, 2009	2009	2008	2007	2006	2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$7.72	$9.26	$10.05	$10.13	$10.45	$9.88

Income (loss) from investment operations:
Net investment income(1)	0.28	0.62	0.67	0.66	0.66	0.64
Net realized and unrealized gain (loss)	0.40	(1.60)	(0.78)	0.08	(0.20)	0.54
Common share equivalent of dividends paid to preferred shareholders(1)	(0.00)(2)	(0.06)	(0.20)	(0.20)	(0.14)	(0.09)

Total income (loss) from investment operations	0.68	(1.04)	(0.31)	0.54	0.32	1.09

Less dividends and distributions from:
Net investment income	(0.27)	(0.50)	(0.46)	(0.50)	(0.54)	(0.57)
Net realized gain	—	—	(0.04)	(0.14)	(0.14)	—

Total dividends and distributions	(0.27)	(0.50)	(0.50)	(0.64)	(0.68)	(0.57)

Anti-dilutive effect of acquiring treasury shares(1)	—	0.00(2)	0.02	0.02	0.04	0.05

Net asset value, end of period	$8.13	$7.72	$9.26	$10.05	$10.13	$10.45

Market value, end of period	$7.94	$7.36	$8.34	$9.49	$9.12	$9.10

Total Return(3)	11.79%(6)	(4.91)%	(6.86)%	11.22%	7.85%	8.54%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.32%(7)	1.78%(4)	1.58%(4)	1.41%(4)	1.09%	1.29%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.11%(7)	1.23%(4)	1.12%(4)	1.07%(4)	1.09%	1.29%
Net investment income before preferred stock dividends	7.03%(7)	7.96%(4)	7.05%(4)	6.50%(4)	6.42%	6.30%
Preferred stock dividends	0.10%(7)	0.79%	2.11%	2.00%	1.37%	0.87%
Net investment income available to common shareholders	6.93%(7)	7.17%(4)	4.94%(4)	4.50%(4)	5.05%	5.43%
Rebate from Morgan Stanley affiliate	—	0.00%(5)	0.00%(5)	0.00%(5)	—	—
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$135,535	$128,678	$154,430	$171,138	$176,515	$189,321
Asset coverage on preferred shares at end of period	301%	268%	254%	271%	276%	289%
Portfolio turnover rate	6%(6)	17%	5%	13%	33%	20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Shareholder Voting Results (unaudited)

On December 11, 2009, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	Number of Shares
	For	Withheld	Abstain
Kathleen A. Dennis	14,897,421	635,046	0
Joseph J. Kearns	14,861,525	670,942	0
Fergus Reid	14,801,256	731,211	0
Manuel H. Johnson (P)	559	0	0

(P)	Election of trustee by preferred shareholders only.

Morgan Stanley Municipal Premium Income Trust
Revised Investment Policies (unaudited)

Effective October 13, 2009, the Board of Trustees of the Fund approved a change to the Fund’s investment practice to permit the Fund to invest, without limit, in private placement securities in order to enhance portfolio management flexibility in managing the Fund.

Derivatives Policy

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures.  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can

Morgan Stanley Municipal Premium Income Trust
Revised Investment Policies (unaudited) continued

be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps.  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Inverse Floaters.  Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse Floating Rate Municipal Obligations.  The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the

Morgan Stanley Municipal Premium Income Trust
Revised Investment Policies (unaudited) continued

market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Morgan Stanley Municipal Premium Income Trust
Portfolio Management (unaudited)

As of the date of this report, the Fund is managed within the Morgan Stanley Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas Byron, an Executive Director of the Investment Adviser, Neil Stone, a Managing Director of the Investment Adviser, Robert J. Stryker, an Executive Director of the Investment Adviser and Robert W. Wimmel, an Executive Director of the Investment Adviser.

Mr. Byron has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1981 and began managing the Fund in December 2009. Mr. Stone has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1995 and began managing the Fund in September 2007. Mr. Stryker has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1994 and began managing the Fund in December 2009. Mr. Wimmel has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1996 and began managing the Fund in December 2009.

The composition of the team may change from time to time.

Morgan Stanley Municipal Premium Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Municipal Premium Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

Morgan Stanley Municipal Premium Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley Municipal Premium Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Municipal Premium
Income Trust
NYSE: PIA

Semiannual
Report

November 30, 2009

PIASAN
IU10-00070P-Y11/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans or
Period	Purchased	Share (or Unit)	Programs	Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of
EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Municipal Premium Income Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
January 21, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
January 21, 2010
/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 21, 2010

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